Targeted science, Tailored solutions for people with autoimmune disease Graves’ Disease Program Update September 9, 2024 Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "can," “may,” “might,” “will,” “would,” “should,” “expect,” “believe,” “estimate,” “design,” “plan,” "intend," and other similar expressions are intended to identify forward-looking statements. Such forward looking statements include the timing and results of Immunovant’s clinical trials of IMVT–1402 and batoclimab, including data from the Phase 2a clinical trial of batoclimab in Graves' Disease; expectations with respect to the safety and monitoring plan and size of the safety database for these planned clinical trials; the timing of discussions with regulatory agencies; the size and growth of the potential markets for Immunovant's product candidates and indication selections including the estimated market opportunity in Graves' Disease; Immunovant’s plan for a pivotal trial of IMVT-1402 in Graves' Disease; and Immunovant's beliefs regarding the potential benefits of IMVT-1402's unique product attributes. All forward-looking statements are based on estimates and assumptions by Immunovant’s management that, although Immunovant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Immunovant expected. Such risks and uncertainties include, among others: initial results or other preliminary analyses or results of early clinical trials may not be predictive of final trial results or of the results of later clinical trials; results of animal studies may not be predictive of results in humans; the timing and availability of data from clinical trials; the timing of discussions with regulatory agencies, as well as regulatory submissions and potential approvals; the development of Immunovant’s product candidates, including the timing of the commencement of additional clinical trials and resumption of current trials; Immunovant’s scientific approach, clinical trial design, indication selection, and general development progress; future clinical trials may not confirm any safety, potency, or other product characteristics described or assumed in this presentation; any product candidate that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; Immunovant’s product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized; the effect of global factors such as geopolitical tensions and adverse macroeconomic conditions on Immunovant’s business operations and supply chains, including its clinical development plans and timelines; Immunovant’s business is heavily dependent on the successful development, regulatory approval and commercialization of batoclimab and IMVT-1402; Immunovant is at an early stage in development for IMVT-1402 and in various stages of clinical development for batoclimab; and Immunovant will require additional capital to fund its operations and advance batoclimab and IMVT-1402 through clinical development. These and other risks and uncertainties are more fully described in Immunovant’s periodic and other reports filed with the Securities and Exchange Commission (SEC), including in the section titled “Risk Factors” in Immunovant’s most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on August 6, 2024, and Immunovant’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Immunovant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. All trademarks, trade names, service marks, and copyrights appearing in this presentation are the property of their respective owners. Dates used in this presentation refer to the applicable calendar year unless otherwise noted.

Lower is Better: Deeper IgG reductions drove meaningfully higher response rates, positioning IMVT-1402 to potentially be best-in-class 3 Proof of concept achieved in Graves’ Disease, positioning IMVT-1402 to potentially be best-in-class and first-in-class >75% Response Rate in Patients Uncontrolled on Anti-Thyroid Drugs (ATDs): T3 and T4 rapidly normalized by Week 12 without an increase in ATDs in 76% of patients >50% of Patients are ATD-Free Responders: 56% of patients not only achieved normal T3 and T4 levels but also ceased ATD therapy entirely by 12 weeks High Unmet Need Yields Attractive Commercial Opportunity: 25-30% of Graves’ Disease patients per year are uncontrolled on / intolerant to ATDs with no pharmacologic options IMVT-1402 IND Cleared: Received FDA greenlight, enabling straight to pivotal transition

• Graves’ Disease Overview and Unmet Need • Batoclimab Graves’ Disease Phase 2 Data • IMVT-1402 Path Forward in Graves’ Disease • Market Opportunity in Graves’ Disease • Commercial Considerations • Conclusion 1 2 Agenda 3 4 5 6 4

Graves’ Disease Overview and Unmet Need 5

Graves' Disease is a classic autoimmune condition driven by the presence of thyroid stimulating antibodies

Pathogenesis of Graves' Disease

Normal Function



Thyroid Stimulating Hormone (TSH)
TSH receptor
Thyroid Gland
Thyroid hormones (T3 and T4)

Graves' Disease



Autoantibodies to the thyroid stimulating hormone receptor (TSHR)
Thyroid Gland
Abnormally high production of T3 and T4

1 **Normally, TSH produced by the pituitary gland stimulates the thyroid gland to produce and release thyroid hormones (T3 and T4)**

2 **Graves' Disease is caused by autoantibodies to the thyroid stimulating hormone receptor (TSHR), leading to excess thyroid hormone production**

IMMUNOVANT®

Sources: 2024 Medic Drive (https://medicdrive.org/thyroid-disease/hyperthyroidism/graves-disease/).

6

Graves' Disease: high patient burden and significant morbidity

Symptoms impact many organ systems and leave many patients with substantial burden[1,2]


Hair or skin texture changes, pruritus
Fatigue, muscle weakness
Weight Loss, nausea and diarrhea
Eye Symptoms: vision impairment, swelling, pain, redness, dry eye, tearing
Cardiac risk: increased mortality, heart palpitation, chest pain
Anxiety, altered mood, insomnia, heat intolerance

Substantial morbidity and loss of quality of life if untreated or insufficiently treated

Cardiovascular Complications

- Graves' Disease patients have a 23% increase in all cause mortality and more than double the risk of a major CV event[3]

Thyroid Eye Disease (TED)

- TED affects ~40% of patients diagnosed with Graves' Disease[4]
  - ~10% of TED patients on novel therapies experience hearing-related events including hearing loss[5]

Pregnancy Complications[6]

- Miscarriage, stillbirth, neuro-intellectual impairment in offspring, fetal thyroid disease

Other Significant Complications

- Thyroid storm (~20% mortality rate[7]), thyroid cancer, psychiatric issues

IMMUNOVANT®

Sources: 1. Smith et al. (2016), 2. Burch et al. (2015), 3. Okosieme et al. (2019), 4. Chin et al. (2020), 5. Smith et al. (2023), 6. Okosieme et al. (2020), 7. Bourcier et al. (2020)

7

Minimal innovation in Graves' Disease treatment options over the past 70+ years

No existing pharmacologic therapy addresses underlying disease pathology

Standard-of-Care Treatments	Associated Challenges
Anti-Thyroid Drugs (ATDs) (e.g., Methimazole, Propylthiouracil)	• ~25-30% of patients are relapsed, uncontrolled or intolerant to ATDs[1] • Potential for serious adverse events, including hepatotoxicity (liver injury ~3%) and agranulocytosis (loss of white blood cells ~0.3%)[2,3]
Radioactive Iodine	• TED development and/or exacerbation in 15-33% of patients[4] • Dose dependent, long-term increased risk of death (5-12% increased risk per 100-mGy dose) from solid cancers[5] • Necessitates life-long thyroid replacement therapy
Thyroidectomy	• Recurrent laryngeal nerve damage risk in 1-4% of patients leading to dysphonia[3] • Permanent hypoparathyroidism observed in 2.6% of patients[4] • Necessitates life-long thyroid replacement therapy

IMMUNOVANT®

Sources: 1. Roivant / Inovalon Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population, IMVT Market Research 2020-2023; 2. Suzuki, N., et al. (2019), 3. Smith, T., & Hegedüs, L. (2016). 4. Sundaresh, V., et al. (2013). 5. Kitahara, C., et al. (2019).

8

5% 8% 49% 29%47% 67% 0% 20% 40% 60% 80% 100% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Surgery Radioiodine (RAI) Antithyroid Drugs (ATDs) 9 In North America, the treatment paradigm for Graves’ Disease continues to shift away from radioactive iodine and surgery Roivant Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population. Sources: 1. Brito et al. (2016), 2. US Claims Data (2005-2014)1 Real-World US Claims Analysis (2021-2022)2 4.5% 6.6% 88.9% Surgery Radioiodine (RAI) Antithyroid Drugs (ATDs) % o f P at ie nt s Tr ea te d

Shift away from ablation and lack of new medical therapies leaves 25-30% of patients who are relapsed, uncontrolled, or intolerant to ATDs Diagnosed with Graves’ Disease Anti-Thyroid Therapy (ATD) ~85-90% Ablation ~10% 1st Line Treatment Remission / Control with Continued ATD ~60-65% Ablation ~3-5% Relapse / Uncontrolled / Intolerant ~25-30% 2nd Line Treatment Graves’ Disease Patient Journey: Unmet Need • 25-30% of patients are relapsed, uncontrolled on or intolerant to ATDs • Ablation rates in the US indicate that despite lack of disease control on ATDs, patients are choosing not to pursue ablation • Patients and healthcare providers seek therapeutic options that address underlying disease pathology Sources: 1. Roivant Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population, 2. Grove-Laugesen et al. (2023): Completer rates for combined arms: ATD remission 56.0%, continuing ATD 18.8%, ATD relapse of 21.8%, ablation of 3.4%. Of the 55.9K 1st line ATD patients, a total of ~75% are either in remission (56.0%: 31.3K) or continued ATDs (18.8%: 10.5K), 3. Azizi et al. (2019): ATD remission for patients on long-term ATDs is 85%. Of the 10.5K patients who continued ATDs, 15% relapse (1.6K) and 85% go into remission (8.9K). These 8.9K patients in remission will have a 15% rate of relapse resulting in 1.3K relapses. From the original 10.5K patients who continued on ATDs, there will be a total of 3K (1.3K +1.6K) relapses, 4. Stokland et al. (2023): Relapse post remission 15%. Of the 31.3K patients who are in remission, 15% will relapse (4.7K). In total, the late relapses from remission and continued ATDs will be ~7.6K, resulting in a weighted average relapse rate of ~18% (4.7K relapses from the 31.3K patients in remission averaged with the 2.9K relapses from the 10.5K patients who continued on ATDs). 10

Batoclimab Graves’ Disease Phase 2 Data 11

Enable IND clearance and transition straight to pivotal program for IMVT-1402 Generate ATD tapering data to inform pivotal trial design Lower is better: establish need for deeper IgG reductions to drive higher response rates 12 Generate proof of concept efficacy data for first disease-modifying therapy in Graves’ Disease Goals for the Graves’ Disease Phase 2 Program

Graves' Disease Phase 2 study design tests two doses of batoclimab

12 weeks of 680mg followed by 12 weeks of 340mg in Graves' Disease patients uncontrolled on ATDs

Inclusion[a]

- Subjects with active Graves' Disease as documented by presence of elevated stimulatory TSH-R-Ab
- Subjects hyperthyroid despite ATD

Treatment Period: 24 weeks
N = 25

680mg batoclimab QW SC
(Week 0-12)

340mg batoclimab QW SC
(Week 12-24)

Key Endpoint:

Proportion of participants who:

- Achieve normalization of T3 and T4 or have T3 / T4 below LLN, and
- Do not increase in ATD

ATD Treatment:

Stable ATD dose at screening

Goal to taper ATD during treatment period

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide
ATD: Anti-thyroid medications; QW: Weekly; SC: Subcutaneous; LLN: Lower limit of normal

13

The trial population was representative of an uncontrolled population, despite ATD use 14 Batoclimab SC QW N = 25 Mean unless otherwise noted Age, years 47.4 Sex, % female 80% Race, % white 92% BMI, kg/m2 25.4 Median time since diagnosis, months 15.7 Baseline FT3, pmol/L (ULN=6.8 pmol/L) 15.4 Baseline FT4, pmol/L (ULN=22 pmol/L) 33.9 Baseline TRAb, IU/L (ULN=1.75 IU/L) 18.0

Treatment Period: (24 weeks)
N = 25
680mg batoclimab QW SC (Week 0-12)
340mg batoclimab QW SC (Week 12-24)

Batoclimab demonstrated potentially transformational results in ATD uncontrolled patients with greater response driven by higher IgG lowering

% of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, without increase in ATD


76% Responders
77% Mean IgG Reduction
68% Responders
65% Mean IgG Reduction
Responders at Week 12
(N = 19/25)
12 weeks 680mg
Responders at Week 24
(N = 17/25)
12 weeks 680mg → 12 weeks 340mg

IMMUNOVANT®

Note: Includes two patient discontinuations. One patient did not complete Week 12 due to pre-existing gallstones and is counted as a non-responder at Week 12 and Week 24. The second patient did not complete Week 24 and is counted as a non-responder at Week 24. This patient was lost to follow-up due to substance abuse unrelated to treatment.

15

Treatment Period: (24 weeks)
N = 25
680mg batoclimab QW SC (Week 0-12)
340mg batoclimab QW SC (Week 12-24)

>50% of patients receiving high-dose batoclimab not only achieved normal T3 and T4 levels but also ceased ATD entirely by 12 weeks

% of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, and ceased all ATD medications


56% ATD-Free Responders
36% ATD-Free Responders
Week 12
(N = 14/25)
12 weeks 680mg
Week 24
(N = 9/25)
12 weeks 680mg → 12 weeks 340mg

IMMUNOVANT®

Note: Includes two patient discontinuations. One patient did not complete Week 12 due to pre-existing gallstones and is counted as a non-responder at Week 12 and Week 24. The second patient did not complete Week 24 and is counted as a non-responder at Week 24. This patient was lost to follow-up due to substance abuse unrelated to treatment.

16

23% ATD-Free Responders 60% ATD-Free Responders Week 24 IgG Reduction < 70% (N = 3/13) Week 24 IgG Reduction ≥ 70% (N = 6/10) 17 Deeper IgG reduction at 24 weeks was associated with a meaningfully higher ATD-free responder rate Note: Excludes two patient discontinuations given no IgG data available for these patients at this time point. % of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, and ceased all ATD medications Treatment Period: (24 weeks) N = 25 340mg batoclimab QW SC (Week 12-24) 680mg batoclimab QW SC (Week 0-12) ≥ 70% IgG Reduction < 70% IgG Reduction 12 weeks 680mg → 12 weeks 340mg12 weeks 680mg → 12 weeks 340mg

18 High-dose batoclimab drives rapid normalization of T3 and T4 and ATD tapering Notes: T3 / T4 data includes up to last measurement available for two patient discontinuations. T3 LLN=3.1 pmol/L and ULN=6.8 pmol/L; T4 LLN=12 pmol/L and ULN=22 pmol/L. T4T3 Treatment Period: (24 weeks) N = 25 340mg batoclimab QW SC (Week 12-24) 680mg batoclimab QW SC (Week 0-12) 680mg QW680mg QW ULN LLN ULN LLN 0 2 4 6 8 10 12 14 16 18 Baseline Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 M ea n FT 3 (p m ol /L ) 0 5 10 15 20 25 30 35 40 Baseline Week 2 Week 4 Week 6 Week 8 Week 10 Week 12 M ea n FT 4 (p m ol /L )

19 Batoclimab was well-tolerated with no new safety signals identified Batoclimab SC QW N = 25 n (%) Patients with any TEAE 25 (100) Patients with any Serious TEAE 1 (4) Patients with any Treatment-related Serious TEAE 0 Patients with any Treatment-related TEAE Leading to Study Drug Withdrawal 0 Patients with any TEAE Leading to Study Drug Dose Reduction or Interruption1 1 (4) Patients with any TEAE Leading to Study Discontinuation2 1 (4) Deaths 0 All treatment-related TEAEs were mild or moderate with no serious treatment-related TEAEs reported Notes: 1) Patient experienced moderate menstrual disorder that led to a missed dose. Patient resumed treatment the following week and completed 24 weeks of batoclimab treatment; 2) Patient underwent cholecystectomy due to pre-existing gallstones. Event was not related to study treatment.

IMVT-1402 Path Forward in Graves’ Disease 20

First pivotal trial for IMVT-1402 in Graves' Disease

Inclusion[a]

- Adults with active Graves' Disease as documented by presence of TSH-R binding autoantibodies
- Subjects on an ATD for ≥12 weeks before the Screening Visit
- Subjects who are hyperthyroid based on suppressed TSH despite ATD



Randomization (1:1:1)
Treatment Period: 52 weeks
N = 240
Period 1
(26 weeks blinded treatment)
Period 2
(26 weeks blinded treatment)
Group 1
600 mg IMVT-1402 QW SC
600 mg IMVT-1402 QW SC
Group 2
600 mg IMVT-1402 QW SC
TRAb Responder?
No
Yes
600 mg IMVT-1402 QW SC
Placebo QW SC
Group 3
Placebo QW SC
Placebo QW SC
Off-Treatment Follow-up (52 weeks)
ATD titration to lowest effective dose (including 0 mg/day) to maintain euthyroidism

Primary Endpoint at Week 26: Proportion of participants who become euthyroid[b] and stop ATD

Key Secondary Endpoint at Week 52: Proportion of participants who become euthyroid[b] and stop ATD

Design enables study of remission as upside

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide
b: Euthyroid = T3/T4 and TSH within normal limits
QW: Weekly; SC: Subcutaneous

21

Market Opportunity in Graves’ Disease 22

Multiple market-sizing analyses confirm high unmet need in Graves' Disease with at least 25-30% of patients relapsed, uncontrolled, or intolerant to ATDs

1. Conservative Inovalon claims analysis yields ~880K prevalent Graves' Disease patients
2. Conservative Inovalon claims analysis yields ~65K incident Graves' Disease patients
3. Deep dive endocrinologist survey of 140 healthcare providers treating Graves' Disease patients indicates ~25-30% of patients are relapsed, uncontrolled, or intolerant to ATDs
4. Real-world chart audit of 1,120 Graves' Disease patients treated by surveyed endocrinologists indicates ~25-30% of patients are relapsed, uncontrolled, or intolerant to ATDs
5. Patient survey of 100 diagnosed Graves' Disease patients indicates ~25-30% of patients are relapsed, uncontrolled, or intolerant to ATDs

IMMUNOVANT®
23

24 Analysis #1: Real world claims analysis indicates a substantial untapped opportunity in the prevalent treated Graves’ Disease market Diagnosed U.S. Adult Population1 ~880K Prevalent Treated Patients Eligible for ablation but choosing not to pursue it ATD relapse patients choosing not to pursue ablation ~330K Immediate Near-Term Opportunity ATD Treatment Relapses ~340K Ablation5 ~10K Patients Treated with ATDs in 2021/22 ~570K Patients Ablated (Surgery & RAI)2 ~120K Patients Previously Treated with ATDs, Currently Monitored Off-Therapy ~190K 46%3 ~40%4 Sources: 1. Roivant Claims Analysis – 2022 prevalent patient population based on a two-year lookback for diagnosis, 2. Of the 121K patients ablated, 77.4K were ablated prior to 2021 and 43.4K were ablated in 2021/2022. 3. Azizi et al. (2019): Note, the relapse rate was calculated as a weighted average considering relapse rate in patients on ATDs <18months is 53% compared to patients on ATDs >18months is 15%. Of the 571K patients treated with ATDs, 467K are on ATDs <18months and 104K are on ATDs for >18months. Rates have been applied proportionally. 4. Bandai et al. (2019): Of the 188K patients previously treated with ATDs and currently monitored off-therapy, ~40% experience relapse, which is 75K. 5. Grove-Laugesen et al. (2023): 3.4% of ATD relapse patients will pursue ablation. 3.4% applied to the 338K ATD treatment relapse patients is 11K.

Analysis #2: Real world claims analysis conservatively estimates an incident US population of ~65K leading to an annual second line market of ~20K patients


Newly Diagnosed Patients
Annual Diagnosed & Treated U.S. Adult Population[1]
65K
85-90%
~10%
1st Line ATD[1]
58K
1st Line Ablation[1]
(Surgery & RAI)
7K
75%
22%
3%
Remission or Continued ATDs[2]
42K
Initial Relapse[2]
13K
Ablation[2]
2K
19%
Late Relapse[3,4]
8K
25-30%
Annual market of second line uncontrolled / intolerant patients
~20K
Additional upside as alternative to ablative therapies

IMMUNOVANT®

Sources: 1. Roivant Claims Analysis – 2021 incident patient population, first-line treatment is primary treatment in the first-year post diagnosis, claims review included a five-year lookback to define the incident population, 2. Grove-Laugesen et al. (2023): Completer rates for combined arms: ATD remission 56.0%, continuing ATD 18.8%, ATD relapse of 21.8%, ablation of 3.4%. Of the 55.9K 1st line ATD patients, a total of ~75% are either in remission (56.0%: 31.3K) or continued ATDs (18.8%: 10.5K), 3. Azizi et al. (2019): ATD remission for patients on long-term ATDs is 85%. Of the 10.5K patients who continued ATDs, 15% relapse (1.6K) and 85% go into remission (8.9K). These 8.9K patients in remission will have a 15% rate of relapse resulting in 1.3K relapses. From the original 10.5K patients who continued on ATDs, there will be a total of 3K (1.3K +1.6K) relapses, 4. Stokland et al. (2023): Relapse post remission 15%. Of the 31.3K patients who are in remission, 15% will relapse (4.7K). In total, the late relapses from remission and continued ATDs will be ~7.6K, resulting in a weighted average relapse rate of ~18% (4.7K relapses from the 31.3K patients in remission averaged with the 2.9K relapses from the 10.5K patients who continued on ATDs).

25

Analysis #3: Surveyed endocrinologists indicate that ~25% of their patients remain uncontrolled on ATDs

Endocrinologist Survey Methodology

1. Board-certified endocrinologists (N=140) were screened based on Graves' Disease patient volume (10+ patients in the past 3 months) and time in practice (2-40 years in practice with ≥50% of time spent in direct patient care)
2. The N=140 endocrinologists completed a double-blinded online quantitative survey regarding their treatment experience

Graves' Disease Patient Types: HCP Survey

(n=140 HCPs, % of patients)


22%
Uncontrolled on ATDs
25%
Relapsed or uncontrolled while off ATD treatment
35%
Achieved durable euthyroid status off ATD treatment
18%
Underwent definitive treatment
Other

IMMUNOVANT®
Sources: 1) Graves' Disease Physician Survey (n=140) by Immunovant
26

Analysis #4: Real-world in-depth chart review of 1,000+ patient records from 140 endocrinologists indicates ~25% have never achieved euthyroid status on ATDs

Real World Chart Audit Methodology

1. As part of the endocrinologist survey, each healthcare provider was asked to complete N=8 Graves' Disease patient charts for a total of 1,120 charts collected via randomized selection to minimize bias
2. Chart selection followed various qualifications:
    1. Diagnosed with Graves' Disease
    2. Seen by the healthcare provider in the past 3 months
    3. Under the healthcare provider's care for at least 6 months
    4. First visit in the past 3 years
    5. Either on ATD therapy currently or previously

Characterization of Thyroid Control with ATD Therapy

(n=998 Patient Charts, % of patients)*


Uncontrolled on ATDs
23%
16%
61%
Achieved euthyroid status
Achieved euthyroid status with difficulty / titration / and/or relapse(s)
Never achieved euthyroid status

*Excludes patients who have received definitive treatment; Sources: Patient Chart Audit analysis (n=988 on ATD, n=1120 total) by Immunovant

IMMUNOVANT®

27

Analysis #5: ~35% of Graves' Disease patients report that they have found it difficult or very difficult to achieve stable thyroid disease while on ATDs

Patient Survey Methodology

1. A double-blinded online survey was conducted with N=100 patients who reported being diagnosed by a healthcare provider with Graves' Disease
2. Screening criteria included patients who were diagnosed in the past 3 years OR diagnosed in the past 5 years with a recurrence in the past year
3. Excluded patients who had received radioactive iodine or thyroidectomy

Ability to Achieve Stable Thyroid Disease
(n=100 Graves' Disease Patients, % of patients)



46%
Uncontrolled on ATDs
27%
10%
8%
8%
1 (Very Easy)
2
3
4
5 (Very Difficult)

IMMUNOVANT®

Sources: Graves' Disease Patient Quantitative Survey (n=100) by Immunovant

28

Commercial Considerations 29

Tepezza®'s fast ramp in a TED market dominated by generics and procedures illustrates the potential of IMVT-1402 in Graves' Disease

Thyroid Eye Disease Market

Pre-Tepezza Launch | **2 years post-Tepezza Launch**


TED Market Share (%)
20%
77%
12%
20%
66%
Steroids
Tepezza
Eye procedures
Other

Tepezza Net Sales ($M)


$820
$1,661
$1,966
2020 Actuals (Launch)
2021 Actuals
2022 Actuals

- **In January 2020, Tepezza became the first approved targeted therapy labeled for treatment of TED**
- **Within two years post-launch, Tepezza saw rapid adoption, taking a 20% market share and generating ~$2B net sales in a market dominated by generic steroids and procedures, despite risk of hearing loss**

IMMUNOVANT®

Notes: Dollars reported in millions. Sources: Horizon Therapeutics PLC 10-K documents, Inovalon TED Claims Analysis 2019, 2022, Morgan Stanley Global Healthcare Conference Sept 2022, Horizon Therapeutics PLC; Launch year for Tepezza = 2020. Information presented on this slide is for illustration purposes only. Tepezza's results and past performance in the TED market may not be indicative of, and are not an estimate, forecast, guarantee, or projection of Immunovant's future results.

30

Conclusion 31

32 IMVT-1402 is potentially best and first-in-class in Graves’ Disease High dose batoclimab rapidly achieved a 76% response rate in patients uncontrolled on ATDs, meaningfully exceeding 50% response rate bar01 High dose batoclimab rapidly achieved a 56% ATD-free response rate in patients uncontrolled on ATDs, meaningfully exceeding 30% ATD-free response rate bar 02 Strong correlation observed between degree of IgG lowering and clinical outcomes yields potential best-in-class and first-in-class opportunity for IMVT-1402 03 IMVT-1402 Graves’ Disease IND cleared, enabling straight to pivotal transition04 Real world claims data indicates 25-30% of Graves’ Disease patients per year are relapsed, uncontrolled on or intolerant to ATDs with no existing pharmacologic options representing an attractive commercial opportunity with limited competition 05